040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20110672665-16
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/16/2011 11:32 AM
	Entity Number E0515682011-9

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: GENIUS BRANDS INTERNATIONAL INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: THE CORPORATION TRUST C-SEE ATTACHED
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 260000000 — Par value per share: $ 0.001 — Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) MICHAEL MEADER
Name
5820 OBERLIN DR, STE 203 — SAN DIEGO — CA — 92121
Street Address — City — State — Zip Code

2) KLAUS MOELLER
Name
5820 OBERLIN DR, STE 203 — SAN DIEGO — CA — 92121
Street Address — City — State — Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

MICHAEL G MEADER — X MICHAEL G MEADER
Name — **Incorporator Signature**
5820 OBERLIN DR, STE 203 — SAN DIEGO — CA — 92121
Address — City — State — Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X THE CORPORATION TRUST COMPANY OF NEVADA — 9/16/2011
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**GENIUS BRANDS INTERNATIONAL INC.**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**ANY LEGAL PURPOSE**

REGISTERED AGENT NAME:	**THE CORPORATION TRUST COMPANY OF NEVADA**
STREET ADDRESS:	**Not Applicable**
MAILING ADDRESS:	**Not Applicable**

ADDITIONAL	Directors/Trustees
Name: LARRY BALABAN	Name: HOWARD BALABAN
Address: 5820 OBERLIN DR, STE 203	Address: 5820 OBERLIN DR, STE 203
City: SAN DIEGO	City: SAN DIEGO
State: CA	State: CA
Zip Code: 92121	Zip Code: 92121
Name: SAUL HYATT	
Address: 5820 OBERLIN DR, STE 203	
City: SAN DIEGO	
State: CA	
Zip Code: 92121	

191102

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of GENIUS BRANDS INTERNATIONAL, INC
Name of Represented Business Entity

I, THE CORPORATION TRUST COMPANY OF NEVADA am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

and hereby state that on September 14, 2011 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature] Juan Grajeda Assistant Secretary

Authorized Signature of R.A. or On Behalf of R.A. Company Date 9/14/11

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer Date

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **GENIUS BRANDS INTERNATIONAL INC.**, did on September 16, 2011, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 16, 2011.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20110916-1259
You may verify this certificate
online at **http://www.nvsos.gov/**